Exhibit 10.1

AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT OF PURCHASE AND SALE (this “Agreement”) is made as of the Effective Date (as defined below), by and among CKX LANDS, INC., a Louisiana corporation (“SELLER”) and SOUTHERN PINE PLANTATIONS OF GEORGIA, INC., a Georgia corporation (“BUYER”).

BACKGROUND

A.

SELLER owns those certain tracts of land in various parishes of Louisiana, consisting of approximately 7,014 acres of land located in Allen, Beauregard, Calcasieu, Cameron, Jefferson-Davis, Natchitoches, Rapides, Sabine, Parishes, Louisiana (collectively, the “Land”) as described on Exhibit “A” attached hereto. SELLER agrees to sell and convey to BUYER, and BUYER agrees to purchase from SELLER, the Land, together with all right, title and interest of SELLER in and to any and all buildings, improvements and other constructions located thereon (“Improvements”) and all land lying in the beds of any streets, avenues, alleys or passages, open or proposed, bounding or abutting the Land, and drainage rights appurtenant to the Land, together with all right, title and interest, if any, of SELLER, in and to any servitudes, easements, and rights of way or passageways appurtenant to or benefiting the Land, together with all standing and lying timber located thereon; all oil, gas and mineral rights; all water rights; and all rights to all other substances on and beneath the Land (collectively, the “Property”).

B.	SELLER desires to sell, and BUYER desires to purchase, the Property on the terms and subject to the conditions set forth herein.

TERMS

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.    Consideration. As consideration for the Property, BUYER shall pay SELLER in cash at the Settlement Date described herein below, as adjusted by the terms of this Agreement, Nine Million Two Hundred Thirty-One Thousand Three Hundred One and No/100 Dollars ($9,231,301.00) (the “Purchase Price”), less any Deposit applied to the Purchase Price and subject to any prorations specified herein at Settlement.

2.    Payment of Consideration. The Purchase Price shall be paid as follows:

(a)    Within five (5) days after the Effective Date, BUYER shall deliver to Escrow Agent (as identified below), the sum of Four Hundred Sixty-Two Thousand and No/100 Dollars ($462,000.00) (the “Deposit”). It is hereby agreed that the Deposit shall be in the form of a wire transfer to the Escrow Agent to be deposited by Escrow Agent in a non-interest bearing escrow account. At Settlement, the Deposit shall be credited to BUYER as against the Purchase Price. The Escrow Agent under this Agreement shall be Adams, Hemingway, Wilson and Rutledge, LLC (“Escrow Agent”).

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(b)    The Purchase Price shall be paid by BUYER to SELLER at Settlement in cash, by wire transfer of immediately available funds at the office of the Escrow Agent.

3.    Title to Property.

(a)    SELLER shall convey to BUYER title to the Property on an “as-is, where-is” basis with no representations or warranties whatsoever from SELLER in accordance with the provisions of Paragraph 8(a) hereinbelow. No later than the third business day after the Effective Date, BUYER shall engage First American Title Insurance Company, 3455 Peachtree Rd. NE, Suite 1700, Atlanta, GA. 30326, Attention: Kevin W. Wood, Esq., Email: kwwood@firstam.com (the “Title Company”) to issue a commitment to insure the title to the Land (the “Title Commitment”), which shall be accompanied by true and complete copies of all covenants, restrictions and easements which are listed as exceptions thereto (the “Title Exceptions”).

(b)    Within twenty (20) days following the delivery of the Title Commitment and the Title Exceptions to BUYER (the “Title Objection Period”), BUYER shall notify SELLER in writing as to which of such Title Exception(s) and/or Survey matters BUYER has disapproved. All Title Exceptions and/or Survey matters which BUYER so approves, or as to which BUYER fails to timely notify SELLER of BUYER’s disapproval, shall be deemed “Permitted Exceptions” with respect to the Property for purposes of this Agreement. As to any Title Exceptions and/or Survey matters which BUYER identifies to SELLER as being disapproved (“Title Defect(s)”), SELLER shall notify BUYER, within seven (7) days after receipt of BUYER’S notice of any Title Defects, of SELLER’S election, in SELLER’S discretion, to “cure” the same prior to or in connection with Settlement or to inform BUYER that SELLER is unable or unwilling to cure same. If SELLER fails to give BUYER notice of SELLER’S election within such seven (7) day period, SELLER shall be deemed to have elected not to cure the Title Defects. If SELLER is unable or unwilling to cure any Title Defect prior to or in connection with Settlement, then, at BUYER’s option, BUYER may (i) waive such matter and take title to the Property subject to such matter without compensation or adjustment of the Purchase Price and without any warranty by or recourse against SELLER (and such matter shall thereafter constitute a Permitted Exception for all purposes of this Agreement), (ii) if and only if the portion(s) of the Property that are affected by a Title Defect constitute(s) more than ten percent (10%) of the Property (or more than 10% the value of the Property, valued at the Average Per Acre Value), terminate this Agreement, whereupon Escrow Agent shall pay the Deposit to BUYER, and neither SELLER nor BUYER shall thereafter have any obligation to the other under this Agreement, except for obligations under any provisions of this Agreement that expressly survive termination of this Agreement by their terms, or (iii) exclude from the Property any or all of those portion(s) of the Property that constitute(s) a Title Defect (as applicable, a “Title Defect Carveout”) and proceed to Settlement, in which event the Purchase Price shall be reduced by an amount equal to the Average Per Acre Value (defined below) multiplied by the number of acres of Property (or portion thereof) included in the Title Defect Carveout; provided that the Title Defect(s) affecting the portion(s) of the Property that Buyer elects not to exclude shall thereafter constitute a Permitted Exception for all purposes of this Agreement. Each Title Defect Carveout (if any) shall create an economically feasible, legally compliant and marketable parcel (a “Marketable Parcel”), subject to SELLER’S and BUYER’S mutual reasonable approval, and, to the extent necessary, provide SELLER and BUYER with reasonable reciprocal access to, from and over such Title Defect Carveout. As used in this Agreement, “Average Per Acre Value” means a value equal to One Thousand Three Hundred Sixteen and 05/100 Dollars ($1,316.05) per acre. BUYER must make any waiver, termination or Title Defect Carveout election in writing on or before the day which is ten (10) days prior to Settlement. Failure of BUYER to make an election with respect to any uncured Title Defect within the time period given will be deemed to be a waiver of such Title Defect. The parties further agree that the Settlement Date shall be extended as necessary to allow the parties the rights as set forth hereinabove.

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4.    Survey. BUYER may at its expense obtain an ALTA survey of the Land (the “Survey”). The legal description of the Land from the Survey shall be subject to SELLER’S review and approval, and once so approved, shall be included in the Act of Sale.

5.    Settlement. The closing (“Settlement”) of the sale of the Property by SELLER to BUYER shall occur on or before the 30th day after the expiration of the later of the Inspection Period or the Title Objection Period or such earlier date agreed upon by the parties (“Settlement Date”); but in all events the Settlement Date shall be no later than the 75th day after the Effective Date except in the event the Title Commitment and Title Exceptions are not delivered to BUYER in a timely manner so as to allow BUYER its full Title Objection Period of twenty (20) days thereafter, the Settlement Date shall be extended until ten (10) days after the expiration of the Title Objection Period plus any extension as may be necessary to satisfy the rights of the parties in Section 3(b) hereinabove. Settlement shall be conducted by escrow and wire transfer through the offices of Title Company or such other place or method as SELLER and BUYER shall mutually agree.

6.    Waivers and Releases. Except as otherwise set forth herein, the Property will be conveyed by SELLER to BUYER without any representations, warranties, or covenants, and the sale will be on an “as-is, where-is” basis with waivers of warranties, including those set forth on Exhibit “B” attached hereto, which shall be set forth and included in the Act of Sale.

7.    Inspection Period.

(a)    BUYER shall have a period of fifteen (15) days after the delivery of the Materials Delivery Notice as contemplated by Paragraph 22(h)) (the “Inspection Period”) to perform such due diligence evaluations, examinations, tests and studies as BUYER may reasonably require in connection with its evaluation of the Property, including, but not limited to, legal, financial and engineering studies, confirmation of compliance with applicable laws (including subdivision and zoning codes and ordinances), environmental site assessments and examinations, soils and flood plain studies, and to confirm all matters which BUYER may desire to confirm with respect to the Property, all at BUYER’s sole cost and expense. BUYER shall have the right during the Inspection Period to enter upon the Property to conduct such evaluations, examinations, tests and studies on a non-disruptive basis. If BUYER for any reason determines not to acquire the Property, then BUYER shall have the right to terminate this Agreement by written notice to SELLER on or before the last day of the Inspection Period, and this Agreement shall automatically terminate (except for any terms or provisions that by their terms expressly survive termination), in which event the Deposit shall be returned to BUYER by Escrow Agent. If BUYER fails to provide such notice to SELLER by the date indicated, then the condition provided in Paragraph 7(a) shall be deemed to have been satisfied and waived, and BUYER shall have no right to terminate this Agreement except as otherwise provided herein.

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(b)    BUYER hereby indemnifies and agrees to hold harmless and defend SELLER and each of its directors, officers, shareholders, affiliates, employees, agents, successors and assigns from and against any and all losses or claims for property damage or personal injury or any liability arising out of BUYER’s inspections. In the event that any inspection by BUYER or any contractor, agent, or consultant engaged by BUYER results in any damage, liability, or disturbance to the Property, BUYER shall cause such contractor, agent or consultant, or undertake itself, at no cost to SELLER, to repair promptly such damage and restore such Property to the condition it was in immediately prior to such inspection.

(c)    BUYER acknowledges and agrees that SELLER has provided BUYER with a Phase I Environmental Site Assessment of the Property by Geo-Source, Inc. (“Geo-Source”), summarized in a letter of Geo-Source dated June 6, 2025 (“Phase I”). If the Phase I discloses conditions which BUYER desires to investigate further pursuant to a Phase II Environmental Assessment (“Phase II”), then BUYER shall not do so without the prior written consent of SELLER. BUYER shall provide SELLER a copy of any Phase II obtained by BUYER promptly following BUYER’S receipt thereof. If BUYER’S inspections reveal any recognized environmental condition (as defined by the American Society for Testing and Materials (ASTM) Standard E E2247-16) or any other adverse environmental condition that is not satisfactory to BUYER (an “Environmental Condition”) on the Property that is not satisfactory to BUYER, in its sole discretion, BUYER shall have the option to (i) waive the objection and take title to the Property subject to such Environmental Condition without compensation or any reduction in the Purchase Price and without any warranty by or recourse against SELLER, or (ii) by written notice to SELLER on or before the last day of the Inspection Period, receive a return of the Deposit and terminate this Agreement, except for any terms or provisions that by their terms expressly survive termination. Failure of BUYER to make an election with respect to any uncured Environmental Condition within the time period given will be deemed to be a waiver of such objection.

(d)    Notwithstanding anything to the contrary set forth in this Agreement, BUYER’s obligations (including its indemnity obligations to SELLER) set forth in this Paragraph 7 shall survive Settlement or earlier termination of this Agreement.

8.    Documents to be Delivered at Settlement. At Settlement, the parties shall execute and deliver the following documents:

(a)    Act of Sale for the Property in customary and recordable form with no warranties whatsoever from SELLER, except a warranty of title as to SELLER’S own acts, or those claiming by, through or under SELLER, but with complete transfer and subrogation of all rights and actions of warranty against all former proprietors of the property herein conveyed, together with all rights of prescription, whether acquisitive or liberative, to which SELLER may be entitled.

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(b)    Such affidavits and proofs as may be required by the Title Company.

(c)    A non-foreign person affidavit by SELLER in the form required by the Internal Revenue Service.

(d)    A settlement statement in a form reasonably acceptable to BUYER and SELLER.

(e)    All other documents reasonably necessary to effectuate the transaction under the terms of this Agreement.

(f)    As to certain portions of the Property lacking legal access, an affidavit executed by SELLER’s representative, in a recordable form substantially similar to the one incorporated as Exhibit “C” attached hereto, approved by BUYER, which form may include a narrative and maps outlining historic access to such parcel, with respect to certain parcels of the Property that do not have legal access either via public road frontage or a deeded easement.

9.    Settlement Costs; Apportionments at Settlement.

(a)    SELLER will pay the following closing costs: SELLER’S attorneys’ fees and the cost to cure or release any Title Defects (if SELLER elects to cure such Title Defects). BUYER will pay the following closing costs: BUYER’S attorneys’ fees, the cost of the Survey, all costs and expenses of BUYER’S inspection of the Property, the costs of the title commitment and any title policies and endorsements, the cost of any environmental studies initiated by Buyer, the cost of any documentary stamps or other sales or transfer tax relating to the conveyance of title to the Property to BUYER, the cost of recording the Act of Sale and all of the escrow charges. In addition, BUYER shall be responsible for paying all mortgage related taxes with respect to any financing by BUYER.

(b)    Ad valorem real estate taxes shall be prorated as of the Settlement Date. In the event the taxes for the year of Settlement are unknown, the tax proration will be based upon such taxes for the prior year.

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(c)    Any Contracts not terminated prior to Settlement shall be assigned to BUYER at the time of Settlement. All income and payments derived under any Contracts assigned to BUYER for the month in which Settlement occurs which are actually received by SELLER shall be prorated as of the Settlement Date. All advance payments of rents, royalties or other contractual sums pursuant to Contracts owed other than for the month in which Settlement occurs, and all deposits pursuant to Contracts shall be paid by SELLER to BUYER at Settlement. Delinquent rents and additional rents owed for the month during which Settlement occurs (for the pro rata period of SELLER’S ownership of such Property) or prior to the month during which the Settlement takes place under Contracts shall remain the property of SELLER. All income and payments received by SELLER after Settlement under Contracts shall reasonably promptly be delivered to BUYER to the extent, but only to the extent, such income or payments is attributable to the period of BUYER’S ownership of the Property. For purposes of this Agreement, “Contracts” shall mean any hunting lease and other unrecorded agreement affecting the Property or any portion thereof. SELLER shall provide the latest contact information for the counterparties to the assigned Contracts that SELLER has to BUYER at Settlement. It shall be BUYER’s responsibility to notify counterparties of the assignment of such Contracts after Settlement, and SELLER shall have no obligation to make any such notices.

10.    Risk of Loss.

(a)    SELLER shall bear the risk of loss or damage to the Property and timber thereon from Casualty Loss (as defined below) or any other cause whatsoever, or condemnation of any portion of the Property, prior to Settlement. In the event of such loss, damage, or condemnation prior to Settlement which causes a reduction in value of the Property equal to or less than five percent (5%) of the Purchase Price, BUYER shall proceed with Settlement provided that in the case of a condemnation, SELLER shall assign all of SELLER’S rights to such condemnation award or proceeds for the Property to BUYER at Settlement. In the event that such loss, damage or condemnation occurs prior to Settlement and causes a reduction in the value of the Property in excess of five percent (5%) of the Purchase Price, BUYER, at its election, may terminate this Agreement, in which event, SELLER shall direct the Escrow Agent to refund the Deposit to BUYER or if BUYER fails to affirmatively terminate this Agreement as provided herein within five (5) business days after the determination of the reduction in value of the Property by agreement of the parties or pursuant to Paragraph 10(b), then this Agreement shall automatically terminate (except for any terms or provisions that by their terms expressly survive termination), in which event, SELLER shall direct the Escrow Agent to refund the Deposit to BUYER. “Casualty Loss” means loss or damage by whatever cause, including, but not limited to, condemnation, fire, earthquake, storm, flood, infestation, bark beetles, southern pine beetles, disease, or other act of God, unauthorized harvest or timber trespass.

(b)    In the event it shall become necessary, pursuant to Paragraph 10(a) above to determine the amount of any change in the value of the Property and SELLER and BUYER are unable to agree on the amount of such change within ten (10) business days after the event causing the loss, damage, or condemnation, then such determination shall be made by a majority of a panel of three (3) independent professional forestry consultants each of whom has no less than ten (10) years’ experience in the practice of forestry in the general area of the Property. One such consultant shall be appointed by SELLER, one such consultant shall be appointed by BUYER, and the third consultant shall be chosen by the first two consultants. The decision of such consultants shall be final and binding on both parties, and the costs of such determination shall be divided equally between BUYER and SELLER. The date of Settlement shall be extended to the extent reasonably necessary to permit the determination of the amount of any change in the value of the Property and/or to permit any election made pursuant to the provisions of this Paragraph 10(b).

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11.    Reserved.

12.    Notices. All notices and other communications under this Agreement shall be in writing and shall be effectively given only if sent by electronic mail or nationally recognized overnight courier service, charges prepaid, receipt requested, addressed as follows:

To SELLER:

CKX LANDS, INC. Attention: W. Gray Stream, President 2417 Shell Beach Drive Lake Charles, Louisiana 70601 Phone: (337) 493-2399 Email: gstream@streamcompany.com

With a copy to (which shall not constitute notice):

Maureen B. Gershanik

Steven C. Serio

Fishman Haygood, L.L.P.

201 St. Charles Avenue, Fl. 46

New Orleans, Louisiana 70170

Phone: (504) 586-5252

Email: mgershanik@fishmanhaygood.com

 sserio@fishmanhaygood.com

To BUYER:	SOUTHERN PINE PLANTATIONS OF GEORGIA, INC. Attention: Al Bayme 6304 Peake Road Macon, Georgia 31210 Phone: (478) 405-4104 Email: abayme@sppland.com

To ESCROW	Adams, Hemingway, Wilson & Rutledge, LLC
AGENT:	Attention: Ross S. Schell 544 Mulberry Street, Suite 1000 Macon, Georgia 31201 Phone: (478) 259-4724 Email: ross.schell@adamshemingway.com or such other address as the party to be notified shall have designated to the other party hereby by notice delivered in accordance herewith. All such notices sent by overnight courier service shall be deemed given on the day such notice is deposited for delivery by the overnight courier service. The effective date of notice by electronic mail will be the date when sent by email transmission if sent before 6:00 pm (Macon, Georgia local time) on a business day or will be effective the next business day if sent after 6:00 pm (Macon, Georgia local time) on a business day or on a day that is not a business day. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed receipt of the notice, demand or request sent.

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13.    Third Party Brokerage. Other than TAP Securities LLC, who shall be paid a commission by SELLER pursuant to a separate agreement, SELLER and BUYER hereby represent and warrant to each other that they have not dealt with any real estate broker or finder in connection with the transaction which is the subject of this Agreement, and each party hereby agrees to indemnify, save harmless and defend the other from and against all claims, losses, liabilities and expenses, including reasonable attorneys’ fees, arising out of any claim made by any real estate broker, finder or other intermediary who claims to have dealt with such party in connection with the transaction which is the subject of this Agreement.

14.    Assignment. BUYER shall not assign BUYER’s rights and interests under this Agreement without the prior written consent of SELLER except that BUYER shall have the right to assign the Agreement to an affiliate of BUYER formed for the specific purpose of effecting this transaction.

15.    Failure of Performance.

(a)    Except as otherwise provided in Paragraph 20(d), if SELLER shall default in its obligations under this Agreement, BUYER, at BUYER’s election, shall have the right (i) to the return of the Deposit by Escrow Agent as its sole and exclusive remedy and, thereupon, SELLER shall be released and relieved of any and all liability hereunder and shall reimburse BUYER for all of its reasonable and documented (by invoice) out-of-pocket costs and expenses incurred by BUYER directly in connection with this transaction and its due diligence and inspections of the Property, including attorneys’ fees and costs (“Transaction Expenses”), up to a maximum recovery by BUYER (in addition to the return of the Deposit) of $50,000.00 in the aggregate, or (ii) for specific performance so long as BUYER is not in default hereunder and is ready, willing and able to proceed to Settlement. Notwithstanding the foregoing, and except as otherwise provided in Paragraph 20(d), in the event of a willful or intentional default of SELLER hereunder, and provided specific performance is not an available remedy therefor, BUYER shall, in addition to the foregoing, be permitted to pursue any and all rights and remedies available to Buyer at law or in equity, up to a maximum recovery by BUYER (in addition to the return of the Deposit) equal to its Transaction Expenses.

(b)    If BUYER shall default in BUYER’s obligations under this Agreement, SELLER, at SELLER’S election, shall have the right (i) to have the Deposit delivered to SELLER and, thereupon, BUYER shall be released and relieved of any and all liability hereunder except for liabilities and obligations that expressly survive this Agreement or (ii) for specific performance so long as SELLER is not in default hereunder and is ready, willing and able to proceed to Settlement. BUYER and SELLER acknowledge that the damages which may be incurred by SELLER in the event of BUYER’s default are difficult to quantify as of the date of this Agreement; the Deposit represents the parties’ reasonable best estimate of SELLER’S probable future damages in the event of BUYER’s default; and that the Deposit represents fair and reasonable consideration to SELLER in the event of BUYER’s default.

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16.    Provisions with Respect to Escrow.

(a)    The duties and obligations of Escrow Agent hereunder shall be entirely administrative and ministerial and not discretionary. Escrow Agent shall be under no responsibility in respect of the Deposit other than to faithfully follow the instructions herein contained. Escrow Agent may conclusively rely upon any instructions or documents delivered to it by BUYER and SELLER and purportedly executed by a duly authorized officer or partner thereof and shall be under no duty of independent inquiry with respect to any facts or circumstances recited therein. In the event that any notice or instruction required to be delivered to Escrow Agent hereunder is not so delivered, Escrow Agent may hold the Deposit, if any, pending delivery to Escrow Agent of such instruction or notice and may exercise all of Escrow Agent’s rights and remedies hereunder or otherwise provided by law. The parties hereto jointly and severally agree to reimburse and indemnify Escrow Agent for, and hold Escrow Agent harmless against, any loss, liability, cost or expense, including but not limited to, reasonable attorney’s fees, which may be asserted against Escrow Agent or to which Escrow Agent may be exposed or which may be incurred by reason of the acceptance of, or the performance of duties and obligations under this Agreement, except any arising from Escrow Agent’s gross negligence or willful and wanton misconduct. In no event shall Escrow Agent be liable for any loss, cost or damage arising out of the performance of its duties hereunder, except for acts of gross negligence or willful and wanton misconduct.

(b)    In the event of any dispute or disagreement in connection with the performance by Escrow Agent of its duties under this Agreement, including, but not limited to, the respective rights of the parties to the Deposit, Escrow Agent may consult with counsel selected and employed by Escrow Agent, and Escrow Agent shall suffer no liability for any action taken or suffered in good faith in accordance with the opinion of such counsel, if any; provided, however, that the Deposit shall be disbursed in accordance with the terms of this Agreement. Notwithstanding any other provision of this Agreement, if any dispute or difference arises among the parties or if any conflicting demand shall be made upon Escrow Agent, Escrow Agent shall not be required to determine the same or take any action thereon; rather, Escrow Agent may await settlement of the controversy by appropriate legal proceedings; or Escrow Agent may, by written notice to the parties hereto, initiate litigation to determine to whom the Deposit held under this Agreement shall be delivered; or Escrow Agent may file suit in interpleader with the proper state circuit court in which the Land is located, for the purpose of having the respective rights of the parties adjudicated. Escrow Agent, upon initiation of such suit, may deposit with the court the Deposit and, upon giving notice thereof to the parties hereto, Escrow Agent shall be fully released and discharged from all further obligations hereunder with respect to the Deposit except arising from gross negligence or willful and wanton misconduct of Escrow Agent. It is agreed that Escrow Agent shall have full discretion as to whom it may retain as legal counsel to protect its interest and the same shall not affect or in any way prejudice or limit the Escrow Agent’s entitlement to reasonable attorneys fees for services of such attorneys.

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17.    SELLER’S Representations and Warranties. As of the date hereof and as of the Settlement, SELLER represents to BUYER that:

(a)    SELLER has the full right, power and authority to enter into this Agreement and to sell and convey the Property to BUYER as provided herein and to carry out its obligations hereunder. None of the execution, delivery or performance of this Agreement by SELLER does or will, with or without the giving of notice, lapse of time or both (1) violate, conflict with, or constitute a default under any judgment, decree, order, statute, injunction, rule, regulation or the like of a governmental unit applicable to SELLER, (2) result in the creation of any lien upon the Property, or (3) require the approval or waiver of or filing with any person (including, without limitation, any governmental unit, agency or instrumentality).

(b)    This Agreement constitutes, and, when so executed and delivered, SELLER’S closing deliveries (as set forth in Paragraph 8 above) will constitute, the legal, valid and binding obligations of SELLER, enforceable against SELLER in accordance with its and their terms.

(c)    SELLER is not a “foreign person” as such term is defined in Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

(d)    SELLER is not (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 entitled “Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism” (September 23, 2001) or any executive order of the President issued pursuant to such statutes; or (iii) a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of OFAC (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including Executive Order 13224) or other governmental action.  Further SELLER represents and warrants that SELLER’S activities do not violate the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders promulgated thereunder.

(e)     To SELLER’s knowledge, (i) there are no actions, suits, claims or other proceedings pending or threatened against SELLER that could materially affect SELLER’S ability to perform its obligations as and when required under the terms of this Agreement, and (ii)there are no actions, suits, claims or other proceedings (including, but not limited to condemnation proceedings) pending or threatened against the Property.

(f)     Other than the Contracts made available pursuant to Paragraph 22(h), to SELLER’s knowledge, there are no contracts, leases or other unrecorded agreements in effect with respect to the Property or any portion thereof and all such photocopies provided to BUYER shall be complete and accurate. To SELLER’s knowledge, (i) each of the Contracts is in full force and effect and has not been amended, modified or supplemented except pursuant to amendments, modifications or supplements made available pursuant to Paragraph 22(h), (ii) the Contracts constitute the entire agreement as to the subject matter thereof, (iii) all payments and charges due and payable by third parties under the Contracts have been paid to date, and (iv) there are no defaults, disputes, claims, rights of set-off or defenses under any Contracts. For purposes of this Agreement, “Contracts” shall mean any hunting lease and other unrecorded agreement affecting the Property or any portion thereof.

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(g)    SELLER has no knowledge of any boundary disputes nor any encroachments affecting any of the Property or portion thereof, nor of any person adversely possessing or using any of the Property or any portion thereof.

(h)    To SELLER’s knowledge, (i) no taxes or assessments relating to the Property are delinquent and there are no special taxes, assessments or charges proposed, pending or threatened against the Property, (ii) neither SELLER nor any other person or entity has applied the Property or any portion thereof to a use other than agriculture or timber land, and (iii) to the extent the Property is currently exempt from taxation or is taxed at a special exemption rate or is appraised by use of a special method, no further action is required by or necessary on the part of BUYER to continue such special exemption status or to continue the eligibility of the Property for such special appraisal method.

18.    BUYER’s Representations and Warranties. As of the date hereof and as of the Settlement, BUYER represents to SELLER that:

(a)    BUYER has the full right, power and authority to enter into this Agreement and to purchase and accept the Property from SELLER as provided herein and to carry out its obligations hereunder. None of the execution, delivery or performance of this Agreement by BUYER does or will, with or without the giving of notice, lapse of time or both (1) violate, conflict with, or constitute a default under any judgment, decree, order, statute, injunction, rule, regulation or the like of a governmental unit applicable to BUYER, (2) result in the creation of any lien upon the Property, or (3) require the approval or waiver of or filing with any person (including, without limitation, any governmental unit, agency or instrumentality).

(b)    This Agreement constitutes, and, when so executed and delivered, BUYER’S closing deliveries (as set forth in Paragraph 8 above) will constitute, the legal, valid and binding obligations of BUYER, enforceable against BUYER in accordance with its and their terms.

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19.    Accuracy of Representations and Warranties; Survival; Waivers

(a)    The representations and warranties of the parties in this Agreement shall be true and correct in all material respects at the Settlement Date and shall be re-certified as such at Settlement, and shall survive Settlement until the earliest to occur of the following (the “Expiration Date”): (i) the six (6) month anniversary of the Settlement Date, (ii) the acquisition (other than an acquisition from or by SELLER or by a person that directly or indirectly controls, is controlled by, or is under common control with SELLER) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50 percent of the then outstanding shares of common stock of SELLER, (iii) the entry by SELLER into a definitive agreement for a Sale Transaction (defined below) and (iv) the resolution by SELLER’s board of directors to submit a proposal for the dissolution of SELLER to a vote of its shareholders. Each such representation and/or warranty of SELLER shall automatically be null and void and of no further force and effect upon the expiration of the Expiration Date, except for any representation or warranty with respect to which, prior to the Expiration Date, BUYER shall have provided written notice to SELLER alleging that SELLER was in breach thereof when made, and BUYER has suffered losses as a result thereof (a “Notice of Claim”).  If BUYER shall have timely delivered a Notice of Claim, BUYER may thereafter proceed to commence a proceeding within sixty (60) days after the delivery of the Notice of Claim.  If a court of competent jurisdiction, pursuant to an order in connection with such proceeding, determines that (i) SELLER was in breach of such representation or warranty as of the date made, (ii) BUYER suffered losses by reason of such breach, and (iii) BUYER did not have knowledge of such breach on or prior to the Settlement Date, then BUYER shall be entitled to receive an amount equal to its actual losses.  Notwithstanding the foregoing, in no event shall BUYER be entitled to sue, seek, obtain or be awarded losses from SELLER for breaches of representations or warranties, unless and until the aggregate amount of losses for which SELLER is liable to BUYER for such breaches exceeds $94,000 (the “Deductible”), whereupon BUYER shall be entitled to the amount of such losses in excess of the Deductible, but in no event will SELLER be liable to BUYER to the extent that the aggregate losses to BUYER exceed the sum of $940,000.

(b)    “Sale Transaction” means (i) any merger, consolidation, recapitalization, reorganization, sale of equity securities or other single transaction or series of related transactions in which the beneficial owners of the outstanding shares of SELLER’s common stock immediately prior to such transaction do not own at least a majority of the voting equity interests of the surviving entity after the closing of such transaction, in substantially the same proportions as their ownership of SELLER’s common stock immediately prior to such transaction, or (ii) the sale, lease, license or other disposition of all or substantially all of the assets of SELLER and its subsidiaries (if any) in a single transaction or series of related transactions.

(c)    Except as otherwise set forth herein, SELLER and BUYER agree that BUYER at Settlement shall waive all warranties as to the Property herein sold, whether implied by this Agreement or any other right or representation, as well as all warranties provided by law. This waiver applies to all warranties of any nature, express or implied, including without limitation warranties of fitness for a particular purpose, or of merchantability, or otherwise. BUYER understands that under Articles 2520-2548 of the Louisiana Civil Code and other provisions of law this sale would ordinarily include a warranty, applied by law, against certain defects in the Property sold. BUYER, except as set forth in the representations and warranties contained in this Agreement, expressly waives any and all such warranties, with respect to all defects, whether apparent or latent, visible or not, regardless whether BUYER is presently aware of such defects. This waiver of warranty extends to all defects, even if a defect renders the Property absolutely useless, or so inconvenient or imperfect that BUYER would not have purchased it had it known of the defect.

12

20.    Additional Agreements.

(a)    Except as otherwise permitted by Paragraph 20(b) or Paragraph 20(c), while this Agreement is in effect, SELLER will not, and will not allow any other person or party to, (i) market for sale, sell, encumber, restrict, convey, assign or lease the Property or any portion thereof or interest therein (including any mineral rights, timber rights, or interests) to any person or party other than BUYER, (ii) agree to do any of the foregoing or enter into any other contracts of any kind or nature with respect to or affecting the Property, or (iii) modify, amend, extend, or terminate any of the Contracts except that SELLER shall have the right to enter into new contracts or modify, amend, extend, or terminate any of the Contracts so long as such new contract or modified Contract either terminates prior to or may be terminated at the time of Settlement.

(b)    If, within fifteen (15) days following the Effective Date, SELLER receives a written proposal or offer to purchase all of the Property, other than pursuant to a Sale Transaction, that (i) was not solicited by SELLER by actions taken after the Effective Date, (ii) is for consideration consisting solely of cash or a combination of cash and readily marketable securities, and (iii) SELLER’s Board of Directors concludes in good faith, after consultation with SELLER’s outside financial and legal advisors, and considering such factors as the Board of Directors considers to be appropriate, contains, or would reasonably be expected to result in a proposal or offer containing, more favorable terms of consideration and terms than this Agreement (“Alternative Proposal”), SELLER may engage in discussions and/or negotiations with, and/or provide information to, the person or party making the Alternative Proposal. SELLER may terminate this Agreement in order to enter into an agreement providing for such Alternative Proposal, but only if SELLER shall have given BUYER at least three (3) Business Days’ advance written notice advising BUYER of its intention to terminate this Agreement and including a description of the material terms and conditions of the Alternative Proposal, to afford BUYER the opportunity to make a firm commitment to amend the terms of this Agreement to match or exceed the terms included in the Alternative Proposal. Any material modification to the terms of the Alternative Proposal shall commence a new notice period under the foregoing sentence of two (2) Business Days. After fifteen (15) days from the Effective Date until Settlement, SELLER may not pursue an Alternative Proposal. This Paragraph 20(b) shall not survive the termination of this Agreement.

(c)    If, within fifteen (15) days following the Effective Date, SELLER receives a written proposal or offer for a Sale Transaction that was not solicited by SELLER by actions taken after the Effective Date (“Sale Proposal”), SELLER may engage in discussions and/or negotiations with, and/or provide information to, the person or party making the Sale Proposal. SELLER may terminate this Agreement in order to enter into an agreement providing for such Sale Proposal, but only if SELLER shall have given BUYER at least four (4) Business Days’ advance written notice advising BUYER of its intention to terminate this Agreement and including a description of the material terms and conditions of the Sale Proposal, to afford BUYER the opportunity to make its own proposal or offer for a Sale Transaction. Any material modification to the terms of the Sale Proposal shall commence a new notice period under the foregoing sentence of two (2) Business Days. After fifteen (15) days from the Effective Date until Settlement, SELLER may not pursue a Sale Proposal. This Paragraph 20(c) shall not survive the termination of this Agreement.

13

(d)    If this Agreement is terminated by SELLER pursuant to Paragraph 20(b) or Paragraph 20(c), (i) the Escrow Agent shall pay the Deposit to BUYER, (ii) SELLER shall pay BUYER, concurrently with termination, by wire transfer of immediately available funds, a fee of $500,000.00 in cash (the “Seller Termination Fee”), it being understood that in no event shall SELLER be required to pay the Seller Termination Fee on more than one occasion, and (iii) neither SELLER nor BUYER shall thereafter have any obligation to the other under this Agreement, except for obligations under any provisions of this Agreement that expressly survive termination of this Agreement by their terms. Payment of the Seller Termination Fee shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by BUYER or any other person in connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, and none of BUYER or its Affiliates (“Buyer Related Parties”) or any other person shall be entitled to bring or maintain any claim, action or proceeding against SELLER or any of its Affiliates arising out of or in connection with this Agreement, any of the transactions contemplated hereby or any matters forming the basis for such termination. BUYER’s right to receive payment from SELLER of the Seller Termination Fee pursuant to this Paragraph 20(d) shall be the sole and exclusive remedy of the Buyer Related Parties against SELLER and any of its former, current or future officers, directors, employees, stockholders, other representatives or Affiliates (collectively, “Seller Related Parties”) for any loss suffered as a result of the failure of the transactions contemplated hereby to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of the Seller Termination Fee, none of the Seller Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby.

(e)    During the term of this Agreement, SELLER shall have right to harvest, cut or remove of any timber on the Property in the normal course of business. Notwithstanding the foregoing, SELLER has provided to Buyer a Mason Bruce and Girard timber inventory standlister dated March 14, 2024 (“MGB Inventory”).  At Settlement, BUYER shall receive a credit against the Purchase Price equal to (i) the proceeds actually received by SELLER in connection with all timber harvest activities from the Property not reflected in the MGB Inventory, which was delivered to BUYER prior to the Effective Date of this Agreement, minus (ii) any actual documented logging and hauling costs and timber severance taxes incurred by SELLER in connection therewith.

(f)    To the extent the Property is currently subject to a special tax exemption status or is subject to a special tax appraisal method, for purposes of assessing real estate taxes on the Property, until the Settlement, SELLER shall operate the Property in a manner that will allow the Property to continue to be eligible for such special tax exemption status or such special tax appraisal method.

14

21.    Conditions to Settlement.

(a)    In addition to any other conditions expressly set forth in this Agreement to BUYER’S obligations hereunder, BUYER’S obligations to consummate the Settlement hereunder are conditioned upon the satisfaction (or waiver by BUYER to the extent permitted by applicable law) of each of the following conditions:

(i)    SELLER’S warranties and representations hereunder being true and accurate in all material respects on both the Effective Date and the Settlement Date and all of SELLER’S covenants and obligations hereunder that are required to be performed or complied with prior to Settlement being performed in all material respects prior to Settlement;

(ii)    SELLER conveying title to the Property to BUYER in accordance with the requirements of this Agreement;

(iii)    SELLER not having received notice of any pending or contemplated condemnation of any portion of the Property or any impairment of access to the Property, or that the Property is in violation of any applicable law, ordinance or regulation;

(iv)    No actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings either being pending or, to the knowledge of SELLER, threatened against SELLER or the Property that would materially and adversely affect SELLER’S ability to perform its obligations under this Agreement or would encumber or affect the Property after Settlement; and

(v)    No action, suit or proceeding with respect to SELLER or the Property, or any portion thereof, being pending or, to the knowledge of SELLER, threatened before or by any court or administrative agency which seeks to restrain or prohibit the consummation of the transaction contemplated hereby.

(b)    In addition to any other conditions expressly set forth in this Agreement to SELLER’S obligations hereunder, SELLER’S obligations to consummate the Settlement hereunder are conditioned upon the satisfaction (or waiver by SELLER to the extent permitted by applicable law) of each of the following conditions:

(i)    BUYER’S warranties and representations hereunder being true and accurate in all material respects on both the Effective Date and the Settlement Date and all of BUYER’S covenants and obligations hereunder that are required to be performed or complied with prior to Settlement being performed in all material respects prior to Settlement;

(ii)    No actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings either being pending or, to the actual knowledge of Al Bayme, threatened against BUYER that would materially and adversely affect BUYER’S ability to perform its obligations under this Agreement; and

15

(iii)    No action, suit or proceeding being pending or, to the actual knowledge of Al Bayme, threatened before or by any court or administrative agency which seeks to restrain or prohibit the consummation of the transaction contemplated hereby.

22.    Miscellaneous.

(a)    As used in this Agreement the term “Effective Date” shall mean and refer to the last date that the Agreement is executed by SELLER and BUYER and the term “business day” shall mean any day other than a Saturday, Sunday or day on which banks in Louisiana or Georgia are authorized by law or executive order to be closed. Any reference to SELLER’s knowledge in this Agreement means the actual knowledge of William Gray Stream or Scott Stepp, without any obligation of inquiry.

(b)    This Agreement shall be construed and enforced in accordance with the laws of the State of Louisiana without regard to its conflicts of law principles. Any legal action or proceeding with respect to this Agreement shall be brought and determined exclusively in any state or federal court located in Lake Charles, Louisiana. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding, for itself and in respect of its property, to the personal jurisdiction of the aforesaid courts, and irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any such action or proceeding (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with this Paragraph 18(b); (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts and (iii) to the fullest extent permitted by applicable law, any claim that (A) the action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c)    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors and assigns.

(d)    BUYER hereby acknowledges and agrees, which shall survive Settlement hereunder, that other than that certain Confidentiality Agreement by and between BUYER and SELLER dated January 11, 2024 (the “NDA”), there are no agreements or understandings between SELLER and BUYER respecting the Property except as expressly set forth in this Agreement, and no agreements hereafter made between SELLER and BUYER respecting the Property shall be enforceable unless they are in writing and duly executed by the party against whom enforcement is sought. The NDA shall survive the Settlement or termination of this Agreement, as applicable.

16

(e)    Time is of the essence of this Agreement and of all terms and conditions of this Agreement. Subject to the terms and conditions of this Agreement, each of the parties shall use all reasonable best efforts to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable law to consummate the Settlement and the transactions contemplated hereby as promptly as practicable after the Effective Date. In the event that this Agreement requires the payment of any sum of money or the performance of any action on any day which is a Saturday, Sunday, or any day on which commercial banks are required to be closed under the laws of the State of Louisiana, then such payment or performance shall be excused until the next day which is not a Saturday, Sunday or any day on which commercial banks are required to be closed under the laws of the State of Louisiana.

(f)    BUYER and SELLER agree to cooperate with another in facilitating a Like-Kind Exchange and signing any such document or documents that BUYER and/or SELLER may reasonably require. The parties expressly provide that neither BUYER nor SELLER will have any increased expenses or liabilities as a result of the cooperation of either party in facilitating a Like-Kind Exchange.

(g)    This Agreement may be signed in any number of separate counterparts, each of which shall be deemed to be an original hereof, and all of which, when taken together, shall constitute one and the same instrument. The parties agree that signed facsimile or electronic copies of this Agreement shall be binding upon the parties, and original executed copies will be provided to Seller and BUYER as soon as possible.

(h)    Except to the extent previously provided by SELLER to BUYER, within three (3) days after the Effective Date, SELLER will make available to BUYER copies of the following due diligence materials, but only to the extent they are in SELLER’s actual possession on or before such date: (i) latest survey(s) and/or property maps, (ii) latest title policy and title exceptions, (iii) timber audits/cruise reports, (iv) horticultural or other studies conducted with respect to the Property, (v) Contracts, timber cutting contracts, leases, mineral right reservations, hunting leases and other contracts affecting the Property, if any, (vi) environmental site assessments, and (vii) any other file information as available, and upon said delivery, SELLER shall certify to BUYER that all such materials in its possession have been made available (the “Materials Delivery Notice”). SELLER makes no representations or warranties, express or implied, with respect to the foregoing due diligence materials or their contents, truth, accuracy, completeness or otherwise. BUYER will rely solely upon its independent examination and assessment of such materials and SELLER will not have any liability to BUYER resulting from use of such materials.

23.         Confidentiality. Each of the parties may disclose the substance or any relevant details of this Agreement to any of its attorneys identified herein or other third parties, including, but not limited to its accountants, engineers, surveyors, appraisers, professional consultants, potential or actual lenders, potential or actual investors, potential or actual assignees, as the case may be, each of which shall be required by each party to execute an agreement having confidentiality and non-disclosure provisions substantially similar to those in the NDA prior to any disclosure of business terms to said third party by either party. Neither party shall issue a press release to the public with respect to the entry into this Agreement or the Settlement of the transaction contemplated hereby (if such Settlement shall occur) without the previous written consent of the other party, except as may be required by applicable law or by obligations pursuant to any listing agreement with any national securities exchange or as may be requested by a governmental entity.  A Current Report on Form 8-K required to be filed by a party with the United States Securities and Exchange Commission with respect to the entry into this Agreement or the Settlement shall not be considered a press release governed by this Section 23.

[Signature Pages Follow]

17

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date(s) set forth below.

BUYER: SOUTHERN PINE PLANTATIONS OF GEORGIA, INC., a Georgia corporation			SELLER: CKX LANDS, INC., a Louisiana corporation

By:	/s/ Al Bayme	By:	/s/ W. Gray Stream
	Name: Al Bayme Title: Secretary		Name: W. Gray Stream Title: President

Date of Execution: August 14, 2025		Date of Execution: August 14, 2025

ESCROW AGENT:

ADAMS, HEMINGWAY, WILSON AND RUTLEDGE, LLC

By:         /s/ Ross S. Schell

Name:  Ross S. Schell

Title:

Date of execution: August 14, 2025

EXHIBIT “A”

Map/Legal Descriptions of the Land (Overview and Stand Maps attached hereto)

7,014 acres of land located in Allen, Beauregard, Calcasieu, Cameron, Jefferson-Davis,

Natchitoches, Rapides, Sabine, Parishes, Louisiana

Exhibit

7,014 Acres

Hemphill
Alexandria
Colfax
Leesville
Jasper
Newton
DeRidder
TEXAS
Oberlin
Eunice
Lake Charles
Jennings
Orange
Subject_Property
0 5 10 20 Miles

4047398v1

TRACT 01 124 GIS Acres

Allen Parish, Louisiana Township 02S Range 03W Section 15

ALLEN
09
10
11
16
15
14
TRACT 01
21
22
23
Bonnier Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 02 161 GIS Acres

Allen Parish, Louisiana Township 03S Range 06W Sections 22 & 27

16
15
14
K C Smith Rd
Whitaker Rd
Trammel Rd
Everett Young Rd
23
Whitaker Rd
22
21
BEAUREGARD
ALLEN
TRACT 02
27
28
26
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 03 101 GIS Acres

Allen Parish, Louisiana Township 04S Range 04W Section 23

10
11
12
14
13
15
Reeds Bridge Rd
Reed's Cemetery Rd
Willey Bertrand Rd
TRACT 03
Vernon Reed Rd
23
24
22
165
27
26
25
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 04 41 GIS Acres

Allen Parish, Louisiana Township 04S Range 06W Sections 03 & 10

33
34
35
3S6W
4S6W
04
03
02
BEAUREGARD
ALLEN
Cephas Reeves Rd
TRACT 04
10
09
11
16
15
14
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 05 475 GIS Acres

Allen Parish, Louisiana Township 05S Range 04W Sections 34 & 35

27
26
25
TRACT 05
34
35
36
5S4W
6S4W
03
02
01
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 06 84 GIS Acres

Allen Parish, Louisiana Township 05S Range 05W Section 19

18
17
13
5S6W
5S5W
TRACT 06
24
19
20
25
30
29
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 07 41 GIS Acres

Allen Parish, Louisiana Township 05S Range 06W Section 34

21
BEAUREGARD
ALLEN
22
23
26
28
27
TRACT 07
33
34
35
5S6W
6S6W
04
03
02
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 08   83 GIS Acres

Allen Parish, Louisiana Township 06S Range 06W Section 18

12
07
08
18
17
13
6S7W
6S6W
TRACT 08
Outer Limit Trl
Borel Rd
190
19
20
24
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 09 45 GIS Acres

Allen Parish, Louisiana Township 07S Range 06W Section 03

28
27
26
34
33
Burns Rd
35
6S6W
7S6W
TRACT 09
02
04
03
09
10
11
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 11   40 GIS Acres

Beauregard Parish, Louisiana Township 05S Range 07W Section 08

06
05
04
07
08
09
18
17
16
TRACT 11
Longville Rd
John Thompson Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 12 39 GIS Acres

Beauregard Parish, Louisiana Township 05S Range 07W Section 24

11
12
13
14
18
113
Charles Klein Rd
TRACT 12
5S7W
5S6W
19
23
24
BEAUREGARD
ALLEN
26
25
30
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 13 41 GIS Acres

Beauregard Parish, Louisiana Township 05S Range 09W Section 22

09
10
11
16
15
14
Darrell Hall Rd
Brittney Ln
TRACT 13
Wesley Coleman Rd
Log Cabin Rd
21
22
23
Lost Bridge Rd
St Germain Rd
110
28
27
26
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 14 40 GIS Acres

Beauregard Parish, Louisiana Township 05S Range 09W Section 35

27
26
25
McCorquodale Rd
Lucian Jones Rd
Midkiff Rd
34
35
36
Alcock Rd
TRACT 14
Parish Rd 207
5S9W
6S9W
Doc Clark Rd
Doc Clark Rd
Parish Rd 207
03
02
01
10
11
12
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 15 40 GIS Acres
Beauregard Parish, Louisiana Township 05S Range 12W Section 09
05
04
03
08
09
10
17
16
15
TRACT 15
Wingate Cem Rd
Rivens Oil Field Rd
Lloyd Franks Rd
Old River Cem Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 16 43 GIS Acres

Beauregard Parish, Louisiana Township 06S Range 10W Section 19

18
17
13
Clayton Parker Rd
B Franks Rd
24
19
20
TRACT 16
6S11W
6S10W
TRACT 17
25
30
29
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 17 81 GIS Acres

Beauregard Parish, Louisiana Township 06S Range 10W Section 30

B Franks Rd
Clayton Parker Rd
24
Broadway St
Oretta
Kansas St
E Iowa St
Guy Craft Rd
Harvey Craft Rd
19
20
TRACT 16
TRACT 17
6S11W
6S10W
KANSAS CITY SOUTHERN RAILWAY
27
30
29
25
Rhodes Ranch
36
31
32
Parish Rd 108
Durham Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 18 64 GIS Acres

Beauregard Parish, Louisiana Township 06S Range 10W Section 32

29
30
28
31
32
33
TRACT 18
Dunham Rd
Gearen Rd
Haley Rd
6S10W BEAUREGARD
7S10W CALCASIEU
06
05
04
Cougar Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 19 123 GIS Acres
Beauregard Parish, Louisiana Township 06S Range 11W Section 02
35
36
34
Catfish Farm Rd
5S11W
6S11W
02
01
TRACT 19
03
Parish Rd 94
11
12
10
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 20 20 GIS Acres

Beauregard Parish, Louisiana Township 06S Range 11W Section 04

32
33
34
5S11W
6S11W
TRACT
20
04
03
05
S Bearhead Rd
Parish Rd 94
Raymond Pickering Rd
Pickering Rd
08
09
10
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 21 40 GIS Acres

Beauregard Parish, Louisiana Township 06S Range 11W Section 21

17
16
15
S Bearhead Rd
20
21
22
TRACT 21
Dee Gilland Rd
389
29
28
27
Little Creek
TRACT 22
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 22   82 GIS Acres

Beauregard Parish, Louisiana Township 06S Range 11W Section 27

TRACT 21
21
22
23
Dee Gilland Rd
Joe Lorenz Rd
27
28
26
TRACT 22
34
33
35
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 23 309 GIS Acres

Beauregard Parish, Louisiana Township 06S Range 11W Section 32

30
29
28
31
32
33
Van Winkle Rd
309
TRACT 23
6S11W
7S11W
06
05
04
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 24 117 GIS Acres

Beauregard Parish, Louisiana Township 06S Range 13W Sections 01& 02

34
35
36
5S13W
6S13W
02
03
01
Parish Rd 49
TRACT 24
10
11
12
Webb Sykes Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 25 209 GIS Acres

Beauregard Parish, Louisiana Township 06S Range 13W Section 03

Snyder Rd
BEAUREGARD
33
34
35
5S13W
6S13W
TRACT 26
04
03
02
TRACT 25
Bancroft
Spikes Cemetery Rd
09
10
11
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 26 11 GIS Acres

Beauregard Parish, Louisiana Township 06S Range 13W Section 04

NEWTON
BEAUREGARD
DRAIN LAKE
32
33
34
Snyder Rd
Snyder Rd
5S13W
6S13W
TRACT 26
04
05
03
TRACT 25
Fred Spikes Rd
Bancroft
Spikes Cemetery Rd
08
09
10
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 27   371 GIS Acres

Beauregard Parish, Louisiana Township 07S Range 10W Sections 02 & 03 & 11

34
35
36
6S10W
7S10W
Parish Rd 115
03
Charles Royer Rd
02
01
Charlie Potts Rd
TRACT 27
Norman Doyle Rd
10
11
12
Ivan Gimnick Rd
UNION PACIFIC RAILROAD
Wayne Barrow Rd
15
14
13
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 28 81 GIS Acres

Beauregard Parish, Louisiana Township 07S Range 10W Section 14

Ivan Ginnick Rd
TRACT 27
11
10
12
Carl Ginnick Rd
Tiffany Rd
Wayne Barrow Rd
Carl Ginnick Rd
Gaston Barrow Rd
14
TRACT 28
13
15
TRACT 29
Howard Royer Rd
Johnny Shoemake Rd
Parish Rd 443
22
23
24
TRACT 31
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 29 40 GIS Acres

Beauregard Parish, Louisiana Township 07S Range 10W Section 15

TRACT 27
09
10
11
15
16
14
TRACT 28
TRACT 29
CALCASIEU
BEAUREGARD
Camp Edgewood Rd
Young Rd
Johnny Shoemake Rd
Parish Rd 443
Carol Ln
21
22
23
28
27
26
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 30 121 GIS Acres
Beauregard Parish, Louisiana Township 07S Range 10W Section 24
14
13
18
Howard Royer Rd
7S10W
7S9W
TRACT 30
Parish Rd 443
24
23
Harvey Parker Rd
19
TRACT 31
Harvey Parker Rd
Harvey Parker Rd
Parish Rd 25
Bushnell Ln
25
26
30
Quail Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 31 120 GIS Acres

Beauregard Parish, Louisiana Township 07S Range 10W Sections 24 & 25

TRACT 30
TRACT 31
14
13
18
23
24
19
26
25
30
35
36
31
7S10W
7S9W
Parish Rd 443
Parish Rd 125
Pilgrim Rest Rd
Harvey Parker Rd
Bushnell Ln
Alston Cemetery Rd
Quail Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 32 21 GIS Acres

Beauregard Parish, Louisiana Township 07S Range 10W Section 26

Camp Edgewood Rd
Parish Rd 443
Carol Ln
Dickerson Rd
Johnny Shoemake Rd
Petro Field Rd
TRACT 29
TRACT 31
TRACT 32
13
14
15
22
23
24
25
26
27
34
35
36
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 33 10 GIS Acres

Beauregard Parish, Louisiana Township 07S Range 10W Section 34

28
27
26
33
34
35
TRACT 33
7S10W
BEAUREGARD
CALCASIEU
8S10W
03
02
Holbrook Park Rd
Reed Rd
Perkins Pipeline Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 34 39 GIS Acres

Beauregard Parish, Louisiana Township 07S Range 12W Section 19

13
18
17
TRACT 34
7S13W
7S12W
24
Ernest Clark Rd
19
20
25
30
29
Paul Johnson Rd
Hurricane Creek Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 35   165 GIS Acres

Beauregard Parish, Louisiana Township 07S Range 13W Section 02

Casey Creek Rd
34
35
36
Han Cameron Loop Rd
Tank Rd
6S13W
7S13W
Parish Rd 62
TRACT 35
02
03
01
Shoats Creek Rd
George Boyer Rd
10
11
12
Will Boyer Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 36 259 GIS Acres

Beauregard Parish, Louisiana Township 07S Range 13W Sections 32 & 33

29
28
27
Robert Clark Rd
Abshire Rd
Parish Rd 440
Jimmy Williams Rd
32
33
34
Indian Acres Rd
TRACT 36
BEAUREGARD
CALCASIEU
7S13W
8S13W
Ward Line Rd
Old River Rd
05
04
03
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 37 81 GIS Acres

Beauregard Parish, Louisiana Township 07S Range 13W Section 34

Parish Rd 440
Bob O'Rear Rd
28
27
26
Abshire Rd
Smith Cemetery Rd
Gene Nelson Rd
Carter Settlement Rd
Frank Williams Rd
34
35
33
109
Gibson Rd
Carter Settlement Rd
Barry Phillips Rd
Trahan Loop
Old River Rd
TRACT 37
Carter Settlement Rd
Ward Line Rd
BEAUREGARD
CALCASIEU
7S13W
8S13W
Pevoto Rd
Smith Cutoff Rd
Wildfire Rd
04
03
02
Settlement Rd
Green Island Rd
Robert Pinder Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 38 570 GIS Acres

Calcasieu Parish, Louisiana Township 08S Range 07W Sections 11 & 13 & 14

02
01
JEFFERSON
Hecker Rd
DAVIS
CALCASIEU
11
12
Foreman Rd
Old Hecker Rd
TRACT 38
14
13
TRACT 39
23
24
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 39 75 GIS Acres

son Davis Parish, Louisiana Township 08S Range 06W Section 18 and Calcasieu Parish, Louisiana Township 08S Range (W Sectio

12
07
TRACT 38
Luthers Rd
8S7W
8S6W
13
TRACT 39
18
TRACT 58
CALCASIEU
JEFFERSON
DAVIS
Howard Rd
24
19
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 40 81 GIS Acres

Calcasieu Parish, Louisiana Township 08S Range 10W Section 11

Reed Rd
Holbrook Park Rd
Shirley Bertrand Rd
Perkins Pipeline Rd
03
02
01
Cooley Rd
Wilkins Rd
TRACT 40
10
11
12
15
14
13
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 41 21 GIS Acres

Calcasieu Parish, Louisiana Township 08S Range 09W Section 08

06
05
04
07
08
09
18
17
16
TRACT
41
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 42 320 GIS Acres

Calcasieu Parish, Louisiana Township 08S Range 10W Sections 13 & 18

11
12
07
14
13
TRACT 42
18
23
24
19
Lucius Rd
Mercantel Rd
David Mercantel Rd
Arthur Mercantel Rd
Clyde Mercantel Rd
Route 66 Rd
8S11W
8S10W
Sandy Ln
Fluty Ln
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 44 20 GIS Acres

Calcasieu Parish, Louisiana Township 08S Range 11W Section 32

19
20
21
30
29
28
TRACT 44
31
32
33
8S11W
9S11W
06
05
04
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 45 80 GIS Acres

Calcasieu Parish, Louisiana Township 08S Range 11W Section 34

28
27
26
33
34
35
TRACT 45
8S11W
9S11W
04
03
02
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 46 2 GIS Acres

Calcasieu Parish, Louisiana Township 09S Range 11W Section 27

21
22
28
27
TRACT 46
UNION PACIFIC RAILROAD
33
34
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 47 1 GIS Acre

Calcasieu Parish, Louisiana Township 09S Range 12W Section 11

02
01
11
12
13
14
23
24
Woods Loop
Parker Rd
Whatley Ditch Rd
Woods Rd
TRACT 47
Foster Brothers Rd
Navajo Trl
Big Woods Starks Rd
Edgerly Big Woods Rd
Big Woods Edgerly Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 48 815 GIS Acres

Calcasieu Parish, Louisiana Township 09S Range 12W Sections 21 & 28

21
20
22
TRACT 48
27
29
28
Garrie Cutoff
Wilson Rd
32
33
34
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 49 23 GIS Acres

Calcasieu Parish, Louisiana Township 09S Range 13W Section 10

33
34
35
8S13W
9S13W
Gore Rd
Evangeline Hwy
Lou Farley Rd
Coleman Rd
Scales Rd
Scales Rd
04
03
02
Doyle Cemetery Rd
KANSAS CITY SOUTHERN RAILWAY
TRACT 49
Jim Dyson Rd
Hardy Johnson Rd
10
11
09
Green Moore Rd
Fannie Verdine Rd
Howard Rd
16
15
14
TRACT 50
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 50   200 GIS Acres

Calcasieu Parish, Louisiana Township 09S Range 13W Section 14

10
11
12
13
14
15
22
23
24
Fannie Verdine Rd
J H Deen Rd
Howard Rd
TRACT 50
Arley Myers Rd
Jim Johnson Cutoff Rd
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 51   13 GIS Acres
Calcasieu Parish, Louisiana Township 10S Range 11W Section 11
03
02
01
10
TRACT 51
11
10
12
15
14
13
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 52 4 GIS Acres

Calcasieu Parish, Louisiana Township 10S Range 13W Section 11

34
35
36
9S13W
10S13W
Van Meter Rd
Line Rd
03
02
01
Jowers Rd
Lipscomb Rd
Wingate Rd
TRACT 52
10
11
12
Sand Pit Rd
Arledge Rd
Niblett Bluff Rd
15
14
13
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 53 6 GIS Acres

Calcasieu Parish, Louisiana Township 11S Range 10W Section 23

15
Ruby Ln
Benoit Rd
13
24
22
TRACT 53
23
27
Axel Nelson Rd
Landry Rd
Bull Ferry Rd
26
25
27
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 54 2 GIS Acres

Cameron Parish, Louisiana Township 12S Range 10W Section 40

Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles
TRACT
54
Hackberry
Old Town Rd
Riverside Dr
Jordan Ln
Channelview Dr
Tibbs Ln
Benjamin Ln
Gallegos Ln
Gulfway Dr
Lake Breeze Rd
Lake Ryan Rd
Meyers Rd
Pete Seay Dr
12S10W
12S9W

4047398v1

TRACT 55 85 GIS Acres

Cameron Parish, Louisiana Township 12S Range 14W Sections 32 & 33 ALSO Township 13S Range 14W Section (

29
28
27
ORANGE
CAMERON
Sabine River
32
33
31
34
31
12S14W
13S14W
TRACT 55
12S14W
13S14W
06
05
04
SABINE LAKE
07
08
09
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 56 122 GIS Acres
Jefferson Davis Parish, Louisiana Township 07S Range 07W Section 33
29
28
27
Adams Rd
TRACT 57
TRACT 56
32
33
34
7S7W
8S7W
05
04
03
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 57 200 GIS Acres

Jefferson Davis Parish, Louisiana Township 07S Range 07W Sections 32 & 33

29
28
C C Rd
Adams Rd
Dyle Rd
TRACT 57
32
33
TRACT 56
Marsh Bayou Rd
7S7W
8S7W
TRACT 59
05
04
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 58 5 GIS Acres

Jefferson Davis Parish, Louisiana Township 08S Range 06W Section 18

12
07
08
13
18
17
19
20
24
TRACT 58
TRACT 39
Howard Rd
Old Hecker Rd
JEFFERSON
DAVIS
CALCASIEU
08S06W
08S07W
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 59 158 GIS Acres
Jefferson Davis Parish, Louisiana Township 08S Range 07W Section 05
TRACT 57
TRACT 59
31
32
33
06
05
04
07
08
09
7S7W
8S7W
JEFFERSON
DAVIS
CALCASIEU
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 60 72 GIS Acres

Jefferson Davis Parish, Louisiana Township 10S Range 03W Section 06

36
9S4W
10S4W
9S3W
31
32
10S3W
01
Farm Supply Rd
06
Monger Rd
05
TRACT 60
David Rd
W Bacca Rd
Berken Rd
12
07
08
Hwy 1126
13
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 61 104 GIS Acres

Jefferson Davis Parish, Louisiana Township 10S Range 06W Section 21

17
16
15
Bell Rd
Constance Rd
Herb Harris Rd
TRACT 61
20
21
22
Lee Rd
CALCASIEU
JEFFERSON
DAVIS
Parish Rd 88
29
Harris Rd
28
27
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 62 199 GIS Acres

Natchitoches Parish, Louisiana Township 06N Range 04W Section 32

UNION PACIFIC RAILROAD
29
28
30
49
TRACT 62
31
NATCHITOCHES
RAPIDES
32
33
6N4W
5N4W
06
05
04
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 63   126 GIS Acres

Rapides Parish, Louisiana Township 01S Range 03W Section 15

09
10
11
E River Rd
E River Rd
Burnett Rd
E River Rd
TRACT 63
16
15
Cudd Rd
E River Rd
14
Ashmore Rd
21
22
23
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

TRACT 64 51 GIS Acres

Sabine Parish, Louisiana Township 05N Range 12W Section 20

TOLEDO BEND RESERVOIR
TRACT 64
16
17
18
19
20
21
28
29
30
Shadows Rd
Westview
W View Dr
Jessica St
Bounty Trl
Old Hwy 475
Other Tracts
Subject_Property
0
0.125
0.25
0.5 Miles

4047398v1

EXHIBIT “B”

Waivers and Releases

Except as otherwise set forth in the Agreement for Purchase and Sale between Seller and Buyer (the “Agreement”) and/or as contained in the Act of Sale for the Property from Seller to Buyer, this sale is made and will be made without representation, covenant, or warranty (whether express, implied, or, to the extent permitted by applicable law) by Seller. As a part of the consideration for this Agreement, Buyer agrees to accept the Property on an “AS-IS” and “WHERE-IS” “WITH ALL FAULTS, LIABILITIES, AND DEFECTS, LATENT OR OTHERWISE, KNOWN AND UNKNOWN,” in its present state and condition as of the date hereof, with no rights of recourse against Seller (or any related or affiliated party) for same. Buyer acknowledges that the AS-IS nature of the transaction and the other terms and conditions described in this Agreement have been taken into account in the establishment of the Purchase Price. Buyer further acknowledges that neither the Seller, nor anyone acting or claiming to act for or on behalf of the Seller, has made any representations, warranties, promises or statements to Buyer concerning the Property except as set forth in the Agreement. Buyer further acknowledges and agrees that Buyer will be acquiring the Property based solely upon and in reliance on its own inspections, analyses, and conclusions. Without limiting the scope or generality of the foregoing, and subject to the same limitations stated above, (i) Buyer expressly assumes the risk that the Property may not now or in the future comply with any applicable laws now or hereafter in effect; and (ii) Buyer acknowledges that neither Seller nor anyone acting on Seller’s behalf has made, and Seller is unwilling to make, any representation or warranty whatsoever with respect to the physical nature or construction of the Improvements or any other part of the Property or that the Improvements have been constructed in accordance with normal industry construction practices or standards of workmanship or that the Improvements have been constructed in accordance with the plans and specifications or any applicable codes, and no warranty or representation whatsoever is made with respect to the materials or products used in connection with the Property or incorporated into the Improvements.

Buyer further acknowledges and agrees that any written disclosures given by the Seller are given for that purpose only, and that they do not constitute representations or warranties that the adverse conditions so disclosed to Buyer are the only adverse conditions that may exist at or otherwise affect the Property and, without limiting the scope or generality of this paragraph, Buyer expressly assumes the risk that adverse physical, environmental, financial, and legal conditions may not be revealed by Buyer’s inspection and evaluation of the Property or any other material matters.

Buyer hereby fully and forever waives, and Seller hereby fully and forever disclaims, all warranties and representations not expressly set forth herein or in the Agreement, of whatever type or kind with respect to the Property, whether express, implied or otherwise including, without limitation, those relating to fitness for a particular purpose, tenantability, habitability or use.

BUYER HEREBY RELEASES SELLER AND (AS THE CASE MAY BE) SELLER’S OFFICERS, DIRECTORS, MEMBERS, SHAREHOLDERS, TRUSTEES, PARTNERS, EMPLOYEES, MANAGERS AND AGENTS FROM ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND DISBURSEMENTS WHETHER THE SUIT IS INSTITUTED OR NOT) OF ANY AND EVERY KIND OR CHARACTER, WHETHER KNOWN OR UNKNOWN, LIQUIDATED OR CONTINGENT (HEREINAFTER COLLECTIVELY CALLED THE “CLAIMS”) ARISING FROM OR RELATING TO (i) ANY DEFECTS (PATENT OR LATENT), ERRORS OR OMISSIONS IN THE DESIGN OR CONSTRUCTION OF THE PROPERTY WHETHER THE SAME ARE THE RESULT OF NEGLIGENCE OR OTHERWISE (ii) ANY PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS, WHETHER FEDERAL OR STATE, ALL AS FURTHER DESCRIBED IN THE FOLLOWING SENTENCE) OR ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY, OR (iii) ANY OTHER CONDITIONS, INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL AND OTHER PHYSICAL CONDITIONS, AFFECTING THE PROPERTY. THE RELEASE SET FORTH IN THIS SECTION SPECIFICALLY INCLUDES, WITHOUT LIMITATION, ANY CLAIMS UNDER ANY AND ALL ENVIRONMENTAL LAWS OF THE UNITED STATES, OF THE STATE IN WHICH THE PREMISES IS LOCATED (INCLUDING BUT NOT LIMITED TO ALL OBLIGATIONS AND DUTIES OF MINERAL SERVITUDE OWNERS UNDER LOUISIANA LAW, INCLUDING PURSUANT TO LA. REV. STAT. TITLE 31:1 ET SEQ.), OR OF ANY POLITICAL SUBDIVISION THEREOF, AND THIS RELEASE SHALL INCLUDE, BUT NOT BE LIMITED TO, ANY COMPLAINT, ACTION, NOTICE, ORDER, CLAIM, INVESTIGATION, JUDICIAL OR ADMINISTRATIVE PROCEEDING OR ACTION, OR OTHER SIMILAR CLAIMS OR COMMUNICATIONS FROM ANY PERSON OR PARTY INVOLVING OR ALLEGING ANY NON-COMPLIANCE WITH ANY ENVIRONMENTAL LAWS, ANY AND ALL APPLICABLE FEDERAL, STATE OR LOCAL LAWS, STATUTES, ORDINANCES, RULES, REGULATIONS, ORDERS, PRINCIPLES OF COMMON LAW, JUDGMENTS, PERMITS, LICENSES OR DETERMINATIONS OF ANY JUDICIAL OR REGULATORY AUTHORITY, NOW OR HEREAFTER IN EFFECT, IMPOSING LIABILITY, ESTABLISHING STANDARDS OF CONDUCT OR OTHERWISE RELATING TO PROTECTION OF THE ENVIRONMENT (INCLUDING NATURAL RESOURCES, SURFACE WATER, GROUNDWATER, SOILS, AND INDOOR AND AMBIENT AIR), HEALTH AND SAFETY, LAND USE MATTERS OR THE PRESENCE, GENERATION, TREATMENT, STORAGE, DISPOSAL, RELEASE OR THREATENED RELEASE, TRANSPORT OR HANDLING OF ANY HAZARDOUS MATERIAL), OR UNDER THE AMERICANS WITH DISABILITIES ACT OF 1990, AS ANY OF THOSE LAWS MAY BE AMENDED FROM TIME TO TIME AND ANY REGULATIONS, ORDERS, RULES OF PROCEDURES OR GUIDELINES PROMULGATED IN CONNECTION WITH SUCH LAWS, REGARDLESS OF WHETHER THEY ARE IN EXISTENCE ON THE EFFECTIVE DATE. BUYER ACKNOWLEDGES THAT BUYER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF BUYER’S SELECTION AND BUYER IS GRANTING THIS RELEASE OF ITS OWN VOLITION AND AFTER CONSULTATION WITH BUYER’S COUNSEL. IN ADDITION, BUYER RELEASES SELLER FROM ANY AND ALL LIABILITY AND OBLIGATIONS WITH RESPECT TO ANY VOLUNTARY REMEDIATION PLAN OR COURT-ORDERED REMEDIATION PLAN INVOLVING THE PROPERTY.

SELLER DOES NOT WARRANT THAT THE PROPERTY IS FREE FROM REDHIBITORY OR LATENT DEFECTS OR VICES, AND BUYER SHALL RELEASE SELLER OF ANY LIABILITY FOR REDHIBITORY OR LATENT DEFECTS OR VICES UNDER LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548. BUYER SHALL WAIVE THE WARRANTY OF FITNESS FOR INTENDED PURPOSE AND GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, AND THAT WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475 AND SHALL WAIVE ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLE 2520. BUYER FURTHER ACKNOWLEDGES AND DECLARES THAT THE FOREGOING WAIVERS HAVE BEEN BROUGHT TO THE ATTENTION OF BUYER AND EXPLAINED IN DETAIL TO IT AND THAT BUYER HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THE FOREGOING WAIVER.

NOTWITHSTANDING THE FOREGOING, THE PROVISIONS OF THIS EXHIBIT “B” SHALL NOT APPLY TO EXPRESS WARRANTIES OR REPRESENTATIONS OF SELLER AS SET FORTH IN THIS AGREEMENT.

________ Initials of Authorized Signatory of Buyer

EXHIBIT “C”

Form of Access Affidavit

STATE OF LOUISIANA

PARISH OF ___________

AFFIDAVIT

BEFORE ME, the undersigned Notary Public in and for the State of Louisiana, personally appeared Laine Fontenot, who being known to me and being first duly sworn, deposes and says that, based on information and belief:

1.	He is the forest manager for CKX Lands, Inc. (“Seller”) for all of Seller’s wholly-owned properties (“Manager”) and is authorized to make this Affidavit.

2.	Seller owns that certain real property located in [____________] Parish of the State of Louisiana, depicted on the map attached hereto as EXHIBIT “A” (the “Property”).

3.	Manager is personally familiar with the Property and its use.

4.	Manager has been the forest manager of the Property for Owner since [______________].

5.

During Manager’s management of the Property, he has been able to functionally work on the Property, by obtaining permission from neighboring property owners for access to their lands through the practical or historical access shown on EXHIBIT “A”.

Name: Laine Fontenot

SWORN TO AND SUBSCRIBED BEFORE ME this ______ day of ______________, 2025.

[AFFIX SEAL]	Print Name: Notary Public, State of Louisiana My Commission Expires: